UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2009

A123 Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34463	04-3583876
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

A123 Systems, Inc. Arsenal on the Charles 321 Arsenal Street Watertown, Massachusetts	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-778-5700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

On December 11, 2009, A123 Systems Hong Kong Limited (the “Subsidiary”), a wholly-owned subsidiary of A123 Systems, Inc. (the “Company”), incorporated in Hong Kong, entered into a Joint Venture Agreement, with an effective date of December 16, 2009 (the “Agreement”), with SAIC Motor Co., Ltd. (“SAIC”) for the development, production and sale of the vehicle battery systems in China for use in hybrid electric and electric vehicles.  Pursuant to the Agreement, the Subsidiary will invest $4,655,000 into the joint venture in return for 49% of the registered capital of the joint venture.  Under the terms of the Agreement, the Subsidiary is responsible for supplying the joint venture with battery cells according to the joint venture’s production plan and, as requested by the joint venture, provide certain services and grant technology licenses to the joint venture under terms and conditions to be agreed upon.  The Agreement is for a twenty-year term and may be extended by mutual agreement of the joint venture parties and approval of the relevant Chinese authorities.

In connection with the Agreement, the Company irrevocably and unconditionally guaranteed to SAIC the full and prompt performance by the Subsidiary of its obligations under the Agreement.

The foregoing summary is subject to and qualified in its entirety by the terms of the Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As disclosed in Item 1.01 of this Current Report on Form 8-K, on December 11, 2009, the Subsidiary entered into the Agreement with SAIC Motor Co., Ltd.  In connection with the Agreement, the Subsidiary will be required to invest $4,655,000, in increments of $1,862,000, $1,396,500 and $1,396,500.  The Subsidiary’s capital contribution obligations may be reduced if the joint venture parties agree to reduce the registered capital of the joint venture and the reduction is approved by the relevant Chinese authorities.

The Company will contribute the funds necessary for the Subsidiary to make its capital contributions to the joint venture, either to the Subsidiary or directly to the joint venture.

Further information regarding the terms of the Agreement and the related transactions are set forth above in Item 1.01, which is hereby incorporated by reference into this Item 2.03.

Item 7.01.  Regulation FD Disclosure

On December 17, 2009, the Company issued a press release entitled “A123 Systems and SAIC Motor form Joint Venture to Tap Growing Chinese Market for Hybrid Electric and Pure Electric Vehicles” (the “Press Release”).  A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits relating to Item 1.01 and to Item 7.01 shall be deemed to be furnished and not filed:

10.1†	Joint Venture Contract dated December 16, 2009 by and between SAIC Motor Co. LTD. and A123 Systems Hong Kong Limited

99.1	Press Release dated December 17, 2009, entitled “A123 Systems and SAIC Motor form Joint Venture to Tap Growing Chinese Market for Hybrid Electric and Pure Electric Vehicles”

†	Confidential treatment requested as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A123 SYSTEMS, INC.

Date: December 17, 2009	By:	/ S / Michael Rubino
Michael Rubino
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

10.1 †	Joint Venture Contract dated December 16, 2009 by and between SAIC Motor Co. LTD. and A123 Systems Hong Kong Limited

99.1	Press Release dated December 17, 2009, entitled “A123 Systems and SAIC Motor form Joint Venture to Tap Growing Chinese Market for Hybrid Electric and Pure Electric Vehicles”

†	Confidential treatment requested as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange Commission.